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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2005
                                                         ----------------


                                 Maritrans Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                   1-9063                  51-0343903
      ---------------           ----------------        ------------------
      (State or Other           (Commission File         (I.R.S. Employer
      Jurisdiction of               Number)             Identification No.)
       Incorporation)


            Two Harbour Place
         302 Knights Run Avenue
             Tampa, Florida                                   33602
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(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (813) 209-0600
                                                          -----------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 1, 2005, Maritrans Inc. issued a press release reporting its second quarter 2005 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Use of Non-GAAP Financial Information

To supplement its financial statements prepared in accordance with GAAP, the Company's management has used the financial measure of Time Charter Equivalent ("TCE"), a commonly used industry measure where direct voyage costs are deducted from revenue. Maritrans enters into various types of charters, some of which involve the customer paying substantially all voyage costs, while other types of charters involve Maritrans paying some or substantially all of the voyage costs. The Company has presented TCE in the press release to enhance an investor's overall understanding of the way management analyzes the Company's financial performance. Specifically, the Company's management used the presentation of TCE revenue to allow for a more meaningful comparison of the Company's financial condition and results of operations because TCE revenue essentially nets the voyage costs and voyage revenue to yield a measure that is comparable between periods regardless of the types of contracts utilized. These voyage costs are included in the "Operations expense" line item in the Unaudited Condensed Consolidated Financial Highlights. TCE revenue is a non-GAAP financial measure and a reconciliation of TCE revenue to revenue, the most directly comparable GAAP measure, is included in the press release. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

99.1 Press Release, dated August 1, 2005, issued by Maritrans Inc.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARITRANS INC.


                                        By: /s/  Walter T. Bromfield
                                           --------------------------------
                                                 Walter T. Bromfield
                                                 Chief Financial Officer



Dated: August 1, 2005


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                                  Exhibit Index
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Exhibit
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 99.1            Press Release, dated August 1, 2005, issued by Maritrans Inc.